Exhibit 21.1

List of Subsidiaries of the Registrant

Subsidiary	State of Incorporation or Formation
American Campus Communities Holdings LLC	Maryland
American Campus Communities Operating Partnership LP	Maryland
RAP Student Housing Properties, LLC	Delaware
American Campus Communities Services, Inc.	Delaware
American Campus Charities Foundation	Texas
American Campus Properties Student Housing Financing, Ltd.	Texas
SPE Texas Campus, L.L.C.	Texas
RFG Capital Group, LLC	New York
RFG Capital Management Partners, L.P.	Delaware
American Campus Developers, L.L.C.	Delaware
American Campus Development (ASU), Ltd.	Texas
American Campus Development (ASU) GP, LLC.	Texas
American Campus Development (Bayou Oaks), Ltd.	Texas
American Campus Development (Bayou Oaks) GP, LLC	Texas
American Campus Development (CU), LLC	Delaware
American Campus Development (IPFW), LLC	Delaware
American Campus Developers (Lamar II), Ltd.	Texas
American Campus Development (Lamar III), Ltd.	Texas
American Campus Development (Lamar III) GP, LLC	Texas
American Campus Development (PUC), LLC	Delaware
American Campus Development (Saint Leo), LLC	Delaware
American Campus Development (SHSU), Ltd.	Texas
American Campus Development (SHSU) GP, LLC	Texas
American Campus Development (SWT), Ltd.	Texas
American Campus (SWT II) GP, LLC	Texas
American Campus (SWT II), Ltd.	Texas
American Campus Development (Towson S.P.), LLC	Maryland
American Campus Development (UCI), LLC	Delaware
American Campus (Weatherford), Ltd.	Texas
American Campus (Weatherford) GP, LLC	Texas
American Campus Development (Weatherford), Ltd.	Texas
American Campus Development (Weatherford) GP, LLC	Texas
American Campus Development (WSSU), LLC	North Carolina
American Campus Lifestyles Management LLC	Delaware
ACC OP Management LLC	Delaware
ACC OP Management GP LLC	Delaware
ACC OP Management LP	Delaware
American Campus Management (ASU), Ltd.	Delaware

Subsidiary	State of Incorporation or Formation
American Campus Management (ASU) GP, LLC	Delaware
American Campus Management (Bayou Oaks), Ltd.	Texas
American Campus Management (Bayou Oaks) GP, LLC	Texas
American Campus Management (California), LLC	Delaware
American Campus Management (CU), LLC	Delaware
American Campus Management (CSU), LLC	Delaware
American Campus Management (Colorado), LLC	Delaware
American Campus Management (Florida), LLC	Florida
American Campus Management (Fresno), LLC	Delaware
American Campus Management (IPFW), LLC	Delaware
American Campus Management (Maryland), LLC	Maryland
American Campus Management (Michigan), Ltd.	Michigan
American Campus Management (Michigan) GP, LLC	Michigan
American Campus Management (North Carolina), LLC	North Carolina
American Campus Management (San Bernardino), LLC	Delaware
American Campus Management (SWT-BV), Ltd.	Texas
American Campus Management (SWT-BV) GP, LLC	Texas
American Campus Management (Temple), LP	Delaware
American Campus Management (Temple) GP, LLC	Delaware
American Campus Management (Texas), Ltd.	Texas
American Campus Management (Texas) GP, LLC	Texas
American Campus Management (Virginia), LLC	Virginia
American Campus Management (Weatherford), Ltd.	Texas
American Campus Management (Weatherford) GP, LLC	Texas
Arizona Campus Management (Commons on Apache), L.L.C.	Arizona
Arizona Campus Management (The Village on University), L.L.C.	Arizona
Georgia Campus Management (Riverwalk/Riverclub), LLC	Georgia
Georgia Campus Management (Savannah State), LLC	Georgia
Texas Campus Lifestyles Management (Dobie Center), L.C.	Texas
Texas Campus Lifestyles Management (Laredo), L.C.	Texas
Texas Campus Lifestyles Management (PVAMU), L.C.	Texas
Titan Investments II LLC	Delaware
American Campus-Titan LLC	Delaware
American Campus-Titan II LLC	Delaware
Titan Management I, LLC	Delaware
SHP-ACT, LLC	Delaware
RFG CMP ACT LLC	Delaware
RSVP-ACT, LLC	Delaware
ACT-University Village at Boulder Creek LLC	Delaware
ACT-University Village at Boulder Creek Manager LLC	Delaware
ACT-Village at Fresno State, LLC	Delaware
ACT-Village at CSU LLC	Delaware
ACT-Village at Temple, LLC	Delaware
American Campus (PVAMU) Ltd.	Texas

Subsidiary	State of Incorporation or Formation
SPE (PVAMU), L.L.C.	Texas
American Campus (PVAMU IV) Ltd.	Texas
SPE (PVAMU IV), L.L.C.	Texas
American Campus (LAREDO) Ltd.	Texas
SPE (LAREDO), L.L.C.	Texas
American Campus (U of H), Ltd	Texas
American Campus (U of H) GP, LLC	Texas
SHP-Riverclub LLC	Delaware
RFG-CMP Riverclub LLC	Delaware
SHP-Riverwalk LLC	Delaware
RFG-CMP Riverwalk LLC	Delaware
SHP-The Village at Alafaya Club LLC	Delaware
RFG-CMP The Village at Alafaya Club, LLC	Delaware
SHP-The Village at Science Drive, LLC	Delaware
RFG-CMP Village at Science Drive, LLC	Delaware
SHP-The Village at Blacksburg, LLC	Delaware
RFG-CMP The Village at Blacksburg, LLC	Delaware
SHP-Commons on Apache LLC	Delaware
RFG-CMP Commons on Apache LLC	Delaware
SHP-The Village on University LLC	Delaware
RFG-CMP The Village on University LLC	Delaware
SHP-The Callaway House L.P.	Delaware
SHP-The Callaway House GP, LLC	Delaware
SHP-The Callaway House Manager Corp.	Delaware
RFG-CMP The Callaway House, LLC	Delaware
SHP-Callaway Land, L.P.	Delaware
SHP-Callaway Land GP, LLC	Delaware
RFG-CMP Callaway Land, LLC	Delaware